TERMINATION AND LICENSE AGREEMENT

THIS TERMINATION AND LICENSE AGREEMENT (this “Agreement”) is made as of the 19th day of December and effective as of November 23, 2005 (the “Effective Date”) by and between Dyadic Netherland, B.V., a Dutch corporation (“Dyadic NL”), its parent, Dyadic International (USA), Inc., a Florida, USA corporation (“Dyadic USA”), its parent, Dyadic International, Inc., a Delaware, USA corporation (“Dyadic Parent” and together with Dyadic NL and Dyadic USA, the “Dyadic Parties”), Nederlandse Organisatie voor toegepast-natuurwetenschappeijk onderzoek TNO Netherlands Organisation for Applied Scientific Research and more specifically TNO Quality of Life (formerly known as TNO Nutrition and Food Research Institute), Zeist, the Netherlands (“TNO”) and its wholly owned subsidiary, TNO Bedrijven B.V., a Dutch corporation (“TNO\BV” and together with TNO, the “TNO Parties”). The Dyadic Parties and the TNO Parties are sometimes hereinafter collectively referred to as the “Parties” and individually as a “Party.” Certain capitalized terms not expressly defined elsewhere herein are defined in the glossary appearing in Article X hereof.

RECITALS:

A. Dyadic NL, Dyadic USA and TNO are parties to that certain Cooperation and License Agreement dated August 12, 2003 (the “Cooperation Agreement”).

B. As was described in Section 1.1 of the Cooperation Agreement, Dyadic NL is engaged in the business of developing, commercializing and using high throughput robotic screening (“HTRS”) systems utilizing fungal organisms including the use of HTRS systems the scope of which includes, but is not limited to, the discovery and development of native, cDNA and evolved genes and expressed bio-molecules (including but not limited to proteins, peptides, antibodies, enzymes and small molecules), and libraries in fungi, as well as mode of action research and target gene identification for antifungal drugs and fungicides, but which, for purposes of clarity, does not include the over expression of the aforementioned for commercial purposes (referred to in the Cooperation Agreement and hereinafter as “the Business”).

C. Under the Cooperation Agreement, and as part of the collaboration of TNO and Dyadic USA to develop an HTRS system utilizing fungal organisms (a “Fungal HTRS System”), TNO licensed to Dyadic NL on an exclusive, worldwide basis for the sole purpose of conducting the Business (i) pursuant to Section 2.2 of the Collaboration Agreement, International Patent Application WO 2000NL00544 (the “TNO Patent”) and (ii) pursuant to Section 2.3 of the Collaboration Agreement, any additional Technology not included in the TNO Patent (including without limitation, Improvements to the TNO Patent) which TNO has developed, owns, licenses or otherwise has the right to use as of the date of the Collaboration Agreement or thereafter, and which is necessary or useful for the conduct of the Business (the “Additional TNO Technology,” and together with the TNO Patent, collectively, the “TNO Licensed Technology”).

D. Pursuant to the terms of the Cooperation Agreement, as part consideration for its license of the TNO Licensed Technology to Dyadic NL as described in Recital C (the “Original TNO License”), TNO was granted various rights (i) to receive royalties, profits and gains realized by Dyadic NL from its successful commercialization of a Fungal HTRS System and certain option rights to purchase shares of Dyadic Parent stock (collectively, the “Royalty and

Equity Interests”) and (ii) be paid fees for R&D services performed for Dyadic NL by TNO (“Service Fees”).

E. As part consideration for its Royalty and Equity Interests, in addition to the Original TNO License and other undertakings set for in the Cooperation Agreement, TNO made an investment in Dyadic NL of costs incurred by TNO prior to the date of the Cooperation Agreement in the amount of US$161,000, as fixed by Attachment 1 to the Cooperation Agreement (the “Investment Amount”).

F. As of the Effective Date, Dyadic NL owes TNO US$377,000 of Service Fees for services heretofore rendered by TNO to Dyadic NL (the “Unpaid Service Fees”).

G. The Parties now wish to (i) terminate the Cooperation Agreement and convert the Original TNO License into a paid-up, exclusive, worldwide license to use the TNO Licensed Technology for the sole purpose of conducting the Business (the “Replacement TNO License”), (ii) extinguish in their entirety TNO’s Royalty and Equity Interests in Dyadic NV and Dyadic Parent, (iii) have the Dyadic NV liability to TNO for the Unpaid Service Fees satisfied in full, and (iv) effect that termination of the Cooperation Agreement and the conversion of the TNO License into the Replacement TNO License, the extinguishment of the Royalty and Equity Interests and the satisfaction of the Unpaid Services Fees liability, respectively, by Dyadic Parent’s issuance 161,560 shares of its Common Stock to TNO\BV (the “Shares”), all upon and subject to the terms and conditions of this Agreement.

AGREEMENT:

                NOW THEREFORE, in consideration of the foregoing Recitals, the covenants and agreements of the Parties herein below set forth and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby each mutually acknowledge, the Parties, for themselves and their respective successors and assigns, agree as follows:

ARTICLE I
ADOPTION OF RECITALS

The Parties adopt the foregoing Recitals and agree and affirm that the construction of this Agreement shall be guided thereby.

ARTICLE II
TERMINATION OF COOPERATION AGREEMENT

                Subject to the provisions of Section 11.2 hereof pertaining to the continued force and effect of the Cooperation Agreement only as among the Dyadic Parties and not TNO, as of the Effective Date the Cooperation Agreement is terminated and without any further force or effect, and all rights and obligations of the Dyadic Parties to TNO thereunder and all of the rights and obligations of TNO to the Dyadic Parties thereunder are cancelled in their entirety, including but not limited to (i) all of TNO’s Royalty and Equity Interests, (ii) any obligation of any of the Dyadic Parties to pay any Service Fees to TNO for past services rendered by it to Dyadic NL, including but not limited to the Unpaid Service Fees and (iii) the termination of the Original TNO License, subject to TNO’s grant to Dyadic NL of the Replacement TNO License pursuant to the provisions of Article IV hereof.

ARTICLE III
ISSUANCE OF SHARES TO TNO\BV

               3.1    Purchase and Sale of Shares. As consideration to TNO for (i) the termination of the Cooperation Agreement and grant to Dyadic NL of the Replacement TNO License upon the terms and conditions of this Agreement, (ii) the extinguishment in their entirety of all of TNO’s Royalty and Equity Interests in Dyadic NL and Dyadic Parent, and (iii) the payment in full by Dyadic NL of its liability to TNO for the Unpaid Service Fees, Dyadic Parent does hereby sell to TNO\BV, and TNO\BV does hereby purchase from Dyadic Parent, 161,560 fully paid and non-assessable shares of $.001 par value Common Stock of Dyadic Parent (heretofore and hereafter, the “Shares”), and the TNO Parties hereby accept the Shares, subject to the restrictions imposed by applicable US securities laws, as set forth in Section 3.3 hereof.

3.2    TNO Parties’ Securities Representations and Warranties. In connection with TNO\BV’s purchase of the Shares, the TNO Parties hereby make the following representations and warranties to the Dyadic Parties:

                         (a) TNO\BV has such knowledge and experience in financial and business matters in general and with respect to businesses of a nature similar to Dyadic Parent so as to be capable of evaluating the merits and risks of, and making an informed business decision with respect to, the acquisition of the Shares;

                         (b) TNO\BV is acquiring the Shares solely for its own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration is available.

         (c) TNO\BV (i) has received all the information it has deemed necessary to make an informed investment decision with respect to an acquisition of the Shares; (ii) understands that Dyadic Parent is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has had the opportunity to review all publicly available filings made by Dyadic Parent with the Securities and Exchange Commission (the “SEC”) pursuant to either the Securities Act or the Exchange Act; (iii) has had the unrestricted opportunity to make such investigation as it has desired pertaining to Dyadic Parent and the acquisition of the Shares and to verify the information that is, and has been, available to TNO\BV; and (iv) has had the opportunity to ask questions of Dyadic Parent concerning Dyadic Parent.

         (d) TNO\BV is an “accredited investor” within the meaning of the Securities Act, is able to bear the economic risk of its investment in the Shares for an indefinite period of time;

         (e) TNO\BV has received no public solicitation or advertisement with respect to the Shares.

          (f) TNO\BV understands that the Shares are "restricted securities" as that term is defined in Rule 144 promulgated by the SEC under the Securities Act, the resale of these Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act, effectuated pursuant to Rule 144, or Dyadic Parent receives an opinion of counsel acceptable to Dyadic Parent or another exemption from such registration is available for their resale.

3.3    Restrictions on Transfer of Shares. TNO\BV acknowledges and consents that certificates now or hereafter issued for the Shares shall bear a legend with respect to the transfer restrictions under the Securities Act. TNO\BV further agrees that if the Shares or any portion thereof are subsequently transferred, TNO\BV will execute, deliver and file all such papers, documents and instruments as may be required by the SEC and any applicable state securities commission to qualify the transfer for an exemption from registration under the Securities Act, or any applicable state securities laws, respectively, to the extent that such papers, documents and instruments may be necessary for such transfer. TNO\BV also agrees to furnish Dyadic Parent with a copy of all such papers, documents and instruments, and, in addition, will furnish Dyadic Parent with any other information that Dyadic Parent may reasonably require to ensure that no subsequent transfer or disposition of the Shares by TNO\BV is in violation of the Securities Act or any applicable US state or Dutch securities laws. TNO\BV further acknowledges that it is aware that stop-transfer instructions may be given to the transfer agent of the Shares to prevent any illegal transfer of the Shares. For purposes hereof, the term resale includes any transfer for value including the mortgage, pledge or hypothecation of such Shares.

ARTICLE IV
TNO\BV PIGGYBACK REGISTRATION RIGHTS

4.1    Notice of Registration of Dyadic Parent Securities. Dyadic Parent hereby covenants and agrees that in the event it shall take action to register any of its securities under the Securities Act at any time during the two (2) year period following the Effective Date other than in the case of a registration being undertaken for the purpose of registering “Excluded Securities” (as hereinafter defined), Dyadic Parent shall give TNO\BV and any other Person that, as of that date, had been granted piggyback registration rights by Dyadic Parent comparable to the piggyback registration rights granted to TNO\BV in this Article IV (for purposes hereof, TNO\BV and all other such holders being hereinafter referred to as “Rightsholders”) written notice of Dyadic Parent’s intention to take that action (the “Registration Notice”).

4.2    TNO\BV Piggyback Rights. TNO\BV (together with all other Rightsholders) shall have the right, exercisable by written notice to Dyadic Parent within forty-five (45) days following receipt of the Registration Notice from Dyadic Parent, to request the inclusion of all or such portion of the Shares as TNO\BV may elect in such registration, at the expense of the Dyadic Parent (other than the commission costs of selling all such Shares).

4.3    Registration Process.  Dyadic Parent shall, subject to the provisions of this Article IV, thereupon use its commercially reasonable efforts to (i) effect the registration of TNO\BV’s Shares to the end that such registration under the Securities Act shall become and remain effective, (ii) cause any underwriting agreement relating to Dyadic Parent's securities to provide that TNO\BV shall have the right to sell its Shares to the underwriters and that the underwriters shall purchase the Shares at the price paid by the underwriters for the securities sold by Dyadic Parent, and (iii) keep TNO\BV advised in writing as to the initiation of each registration and as to the completion thereof, (iv) furnish such number of the registration statement and the prospectus included therein, including preliminary prospectuses and other documents incident thereto as TNO\BV from time to time may reasonably request, and (v) cause all Shares covered by such registrations to be listed on each securities exchange on which similar securities issued Dyadic Parent are listed, provided that:

                          (a) TNO\BV shall have timely executed and delivered the usual and customary agreement between Dyadic Parent, TNO\BV and the underwriters relating to the registration;

          (b) in no event shall Dyadic Parent be required to keep up to date or to supplement any prospectus more than nine (9) months after the effective date of the registration statement of which such prospectus is a part; and

          (c) if the registration contemplated by the Registration Notice consists of an underwritten offer and sale by Dyadic Parent for its own account of Dyadic Parent securities to be registered under the Securities Act, and the managing underwriters advise Dyadic Parent in writing that in their opinion the offering contemplated by the Registration Notice cannot be successfully completed if Dyadic Parent were to also register all of the “Registrable Shares” (as defined below) requested to be included in such registration by the Rightsholders, then Dyadic Parent will include in that registration: (i) first, any securities Dyadic Parent proposes to sell as contemplated by the Registration Notice, and (ii) second, that portion of the aggregate number of shares held by TNO\BV and all other Rightsholders (collectively, the “Registrable Shares”), which in the opinion of such managing underwriters can successfully be sold, such number of Registrable Shares to be taken pro rata from the then Rightsholders on the basis of the total number of Registrable Shares then held by each of them, with further like pro rata allocations among the Rightsholders of Registrable Shares in the event that any Rightsholder has requested registration of less than all of the Registrable Shares then held by such Rightsholder.

4.4    Excluded Securities. As used herein, the term “Excluded Securities” shall mean securities of Dyadic Parent issued: (i) pursuant to a stock option or other compensatory equity compensation plan being maintained by Dyadic Parent for employees, directors or other consultants to Dyadic Parent and its Affiliates); or (ii) for the purpose of effecting an acquisition by Dyadic Parent of (or the procurement by Dyadic Parent of the right to acquire) another Person, by merger, purchase of all or substantially all of the assets of such other Person or by other reorganization whereby Dyadic Parent ends up owning or will have the right to acquire, directly or indirectly, more than 50% of the voting power of such other Person.

ARTICLE V
REPLACEMENT TNO LICENSE GRANT AND COVENANTS

                5.1    Grant of Replacement TNO License. In lieu of the Original TNO License grant made by TNO to Dyadic NL pursuant to Sections 2.2 and 2.3 of the Cooperation Agreement, and notwithstanding that Dyadic NL has not, to date, used any TNO Licensed Technology, TNO hereby grants to Dyadic NL (and any other Affiliate of Dyadic NL, if any, established to conduct the Business in the future) a fully paid-up, exclusive, worldwide license in and to the TNO Licensed Technology, including the rights to use, modify, further develop, improve and commercially exploit the TNO Licensed Technology for the sole purpose of conducting the Business, with the right to assign the foregoing license (heretofore and hereinafter referred to as the “Replacement TNO License”) and sublicense the Replacement TNO License as set forth below, for the life of the last patent issued on any of the TNO Licensed Technology (or if no patent is ever issued, for a term of eighteen (18) years, commencing with the Effective Date), provided that (a) all Improvements to the TNO Licensed Technology, whether or not developed by Dyadic NL, shall be the exclusive property of TNO and (b) TNO shall promptly disclose any Improvements to Dyadic NL, subject to the confidentiality provisions of Article IX hereof.

                5.2    Sublicenses. Dyadic NL shall have the right to sublicense the TNO Replacement License to unrelated Persons, but solely for the internal use by such Persons in connection with their use of any Fungal HTRS System sold or licensed by Dyadic NL to such Persons.

                5.3    Assignment. In the event the Business is operated in whole or in part by an Affiliate of Dyadic NL, Dyadic NL shall have the right to assign the Replacement TNO License to that Affiliate. The Replacement TNO License may only be assigned by Dyadic NL either (i) to an Affiliate of Dyadic NL engaged in the conduct of the Business or (ii) an acquirer in connection with a sale of Dyadic NL or substantially all of its assets.

5.4    Covenant Not to Compete. TNO covenants to Dyadic NL that for a period of six (6) years following the Effective Date, without Dyadic NL’s consent, TNO will not, directly or indirectly, conduct, collaborate with, perform research and development or other consulting services for or invest in any business engaged in the development, licensing or sale of any HTRS system. TNO expressly acknowledges and agrees that by reason of its intimate familiarity with Dyadic NL’s Fungal HTRS System and the technologies and business plans of the Dyadic Parties, the foregoing covenant is vital to the protection of Dyadic NL’s goodwill, and that the Dyadic Parties could not have justified the purchase of TNO’s Royalty and Equity Interests in Dyadic NL for the Shares without the benefit of the foregoing non-competition covenant in favor of Dyadic NL. TNO further expressly agrees that the foregoing covenant not to compete shall be assignable by Dyadic NL to (i) an Affiliate engaging in the conduct of the Business and (ii) otherwise, only in connection with a sale of substantially all of the assets of Dyadic NL to a third party.

 5.5    Right of First Offer for Non-Fugal Systems. In a manner identical to the provisions of Section 2.4 of the Cooperation Agreement, for a period of three (3) years following the date of this Agreement, TNO agrees to offer Dyadic NL the right of first negotiation to acquire or license bacterial and other nonfungal systems developed by TNO which relates to HTRS systems. TNO shall notify Dyadic NL of any intent to offer any such technology to a third party, and Dyadic NL shall have ninety (90) days to negotiate a license or other arrangement with regard to use of such technology to conduct the Business.

ARTICLE VI
FUTURE TNO SERVICES FOR DYADIC NL FUNGAL HTRS SYSTEM

                 6.1    Future TNO Services in Connection with Fungal HTRS System. From time to time Dyadic NL may, but shall not be obligated to, request TNO to furnish Dyadic NL with research and development and\or other services in connection with Dyadic NL efforts to develop and commercialize its Fungal HTRS System (“Additional Services”). In a manner identical to the provisions of Section 1.4 of the Cooperation Agreement:

                             (a) Service Fees for Additional Services other than research provided by TNO to Dyadic NL, such as facilities, personnel, marketing, administration and accounting, shall be an amount equal to TNO’s cost (without markup or overhead charges), provided, however, that all such Additional Services and costs will be agreed to separately by Dyadic NL and TNO in writing prior to TNO’s performance of such Additional Services; and

                             (b) Service Fees for any Additional Services which TNO provides to Dyadic NL which are research services shall be charged at the same rate which TNO charges other departments within its organization, provided, however, that in no event shall such rates exceed the rates that TNO charges its “Preferred Suppliers,” without regard to the quantity or dollar volume of HTRS Services that Dyadic NL may elect to procure from TNO in any calendar year.

                  6.2    Dyadic Parent Guarantee of Payments by Dyadic NL. Dyadic Parent hereby unconditionally guarantees the payment when due, of all Services Fees owed by Dyadic NL to TNO for its performance of Additional Services.

ARTICLE VII
REPRESENTATIONS AND WARRANTIES

                   7.1    Dyadic Parties. Each Dyadic Party represents and warrants to the TNO Parties that:

                             (a) Dyadic USA is a duly organized corporation validly existing under the laws of the State of Florida and has the requisite power and authority to enter into and carry out the terms of this Agreement; Dyadic Parent is a duly organized corporation validly existing under the laws of the State of Delaware and has the requisite power and authority to enter into and carry out the terms of this Agreement; and Dyadic NL is a duly organized corporation validly existing under the laws of the Netherlands and has the requisite power and authority to enter into and carry out the terms of this Agreement.

                             (b) All corporate actions required to be taken by each of the Dyadic Parties to consummate this Agreement have been taken and no further approval of any board, court, or other body is necessary in order to permit each of the Dyadic Parties to consummate this Agreement.

                              (c) To the best of its knowledge, neither the execution and delivery of this Agreement, nor the performance or the compliance with this Agreement, has resulted (or will result) in any violation of, or be in conflict with, or invalidate, cancel, or make inoperative, or interfere with, or constitute a default under, any charter, bylaw, agreement, permit, judgment, decree or order, to which any Dyadic Party is a party and there is no default and no event or omission has occurred which, but for the passing of time or the giving of notice, or both, would constitute a default on the part of any Party under this Agreement.

                              (d) The Shares issued to TNO\BV have been duly authorized for issuance and sale, have been validly issued and are fully-paid and non-assessable.

                              (e) The Fungal HTRS System does not use or employ any technology which was licensed by TNO to Dyadic NL under the Cooperation Agreement, including but not limited to the TNO Licensed Technology.

7.2    TNO Parties. Each TNO Party represents and warrants to the Dyadic Parties that:

                              (a) Each of the TNO Parties is duly organized legal entity validly existing under the laws of the Netherlands and has the requisite power and authority to enter into and carry out the terms of this Agreement.

                              (b) All corporate actions required to be taken by each of the TNO Parties to consummate this Agreement have been taken and that no further approval of any board, court, or other body is necessary in order to permit the TNO Parties to consummate this Agreement.

                              (c) To the best of their knowledge, neither the execution and delivery of this Agreement, nor the performance of or the compliance with this Agreement, has resulted (or will result) in any violation of, or be in conflict with, or invalidate, cancel, or make inoperative, or interfere with, or constitute a default under any charter, bylaw, agreement, permit, judgment, decree, or order, to which either TNO Party is a party and there is no default and no event or omission has occurred which, but for the passing of time or the giving of notice, or both, would constitute a default on the part of either TNO Party under this Agreement.

                               TNO represents and warrants to the Dyadic Parties that:

                               (d) The Fungal HTRS System does not use or employ any Technology which was licensed by TNO to Dyadic NL under the Cooperation Agreement, including but not limited to the TNO Licensed Technology.

                               (e) Exclusive of the TNO Licensed Technology, TNO has no proprietary rights whatsoever in any technology of any kind owned, licensed or used by any of the Dyadic Parties.

ARTICLE VIII
CONFIDENTIALITY

 Except as otherwise provided in this Article VIII, the TNO Parties , on the one hand, and the Dyadic Parties and their Affiliates (jointly and severally, the “Dyadic Group”), on the other hand, each agrees to retain in strict confidence any proprietary confidential information and trade secrets of the disclosing Group, whether disclosed prior to the date of the Cooperation Agreement, thereafter or after the date hereof, and not to use or disclose to third parties, and to use its best efforts to cause the employees, agents or consultants of its Group not to use or disclose to third parties, such proprietary confidential information and trade secrets of the disclosing Group to or for any third party without the prior approval in writing of TNO, in the case where the TNO Parties is the disclosing Party, or Dyadic USA, in the case where the Dyadic Group is the disclosing Group, unless it can be established by the receiving Group that such information of the disclosing Group:

(a) was at the time of disclosure part of the public knowledge or literature and readily accessible to such third party;

(b) was at the time of disclosure already known by the receiving Group otherwise than under an obligation of confidentiality;

(c) is required by law to be disclosed; or

                               (d) is required by any vendor, supplier or consultant in order to carry out the Business, provided that the receiving Group shall obtain the written confidentiality obligation of such third party in a form satisfactory to the disclosing Group prior to disclosing such information.

ARTICLE IX
DISPUTE RESOLUTION AND ARBITRATION

9.1    Arbitration Required. Except as provided otherwise in this Article IX, any dispute, claim, controversy or difference between Dyadic Group and the TNO Parties arising out of this Agreement or the transactions contemplated hereby (a “Dispute”) which the Parties are unable to resolve themselves shall first be submitted in writing to the Director of TNO Quality of Life and the CEO of Dyadic Parent for resolution. Any such Dispute which is not resolved within sixty (60) days of submission to such executives shall be submitted to and resolved by arbitration as herein provided in this Article IX. If either the Dyadic Group or the TNO Parties demands arbitration under this Agreement, such Party (an “Initiating Party”) shall initiate such arbitration by delivering written notice (the “Arbitration Notice”) to the other Party with whom arbitration is sought (the “Responding Party”). Any Arbitration Notice shall contain a statement setting forth the nature of the Dispute, the amount involved, if any, and the remedy sought.

9.2    Procedure. Any Dispute subject to arbitration shall be arbitrated in Amsterdam, the Netherlands, in accordance with the rules of arbitration then in effect of the International Chamber of Commerce. Each Party to such arbitration agrees that any award of the arbitrator shall be final, conclusive and binding and that they will not contest any action by any other Party thereto in accordance with an award of the arbitrator. It is specifically understood and agreed that any Party may enforce any award rendered pursuant to the arbitration provisions of this Article IX by bringing suit in any court of competent jurisdiction.

9.3    Fees and Costs. All fees, costs and expenses (including arbitration fees and reasonable attorneys’ fees and expenses) incurred by the Group that prevails in any such arbitration commenced pursuant to this Article IX, or any judicial action or proceeding seeking to enforce the agreement to arbitrate disputes as set forth in this Article IX or seeking to enforce any order or award of any arbitration commenced pursuant to this Article IX or seeking to enforce the confidentiality provisions of Article VIII hereof shall be assessed against the party or parties that do not prevail in such arbitration.

 9.4    Judicial Remedies for Breach of Non-Competition Covenant. The provisions of this Article IX notwithstanding, TNO expressly acknowledges and agrees that if it commits a breach, or threatens to commit a breach of any of the provisions of Section 5.4 or Section 5.5 hereof, Dyadic NL or any successor-in-interest, shall have the right and remedy, in addition to any other remedy that may be available at law or in equity, to have the provisions of Section 5.4 or Section 5.5 specifically enforced by any court having equity jurisdiction, by the entry of temporary, preliminary and permanent injunctions and orders of specific performance, together with an accounting therefor, it being expressly acknowledged and agreed by TNO that any such breach or threatened breach will cause irreparable injury to Dyadic NL and/or such affected successor-in-interest and that money damages will not provide an adequate remedy to Dyadic NL. Any such injunction shall be available without the posting of any bond or other security, and TNO hereby consents to the issuance of such injunction. TNO further agrees that any such injunctive relief obtained by Dyadic NL or any successor-in-interest shall be in addition to, and not in lieu of, monetary damages and any other remedies to which Dyadic NL or any successor-in-interest may be entitled. Further, in the event of an alleged breach or violation by TNO of any of the provisions of Section 5.4, the balance of the non-competition period fixed by Section 5.4 or Section 5.5 shall be tolled until such breach or violation has been cured. The Parties agree that in the event of the institution of any action at law or in equity by either party to enforce the provisions of Section 5.4or Section 5.5, the losing party shall pay all of the costs and expenses of the prevailing party, including reasonable legal fees, incurred in connection therewith. If any covenant contained in Section 5.4 or Section 5.5 or any part thereof is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of such covenant or any other covenants, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall have the power to modify such covenant to the least extent necessary to render it enforceable and, in its modified form, said covenant shall then be enforceable.

ARTICLE X
DEFINITIONS

 Capitalized terms not otherwise defined in this Agreement shall have the following meanings:

           (a) “Affiliate” means a Person or entity, which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Party specified.

               (b) “Improvements” means any Technology that is covered by a claim of any patent right within the TNO Licensed Technology, whether or not patentable, or developed or acquired by Dyadic NL (and other
                     Dyadic NL Affiliates, if any, established to conduct the Business in the future) or any other Party, if any during the term of the Cooperation Agreement or the term of this Agreement, and which is useful in connection with the Business.

           (c) “Person” means an individual, a partnership, a joint venture, a corporation, a trust, an estate, an unincorporated organization or a government or any department or agency thereof.

               (d) “Technology” means all general and specific knowledge, experience and information, including without limitation all inventions, trade secrets, know-how and improvements thereof and all patent and proprietary rights now owned or possessed by TNO or hereafter developed or acquired in the field of HTRS systems utilizing fungal organisms, relating to the Business.

ARTICLE XI
GENERAL

11.1    Term. The term of this Agreement shall commence on the date hereof and terminate upon the first to occur of the following events:

                                (a) the execution and delivery of a termination agreement signed by all of the Parties; or

                                (b) the expiration of the term of the Replacement TNO License fixed by the provisions of Article V hereof.

11.2    No Termination of Cooperation Agreement as Between Dyadic Parties Inter Se. Notwithstanding the termination of the Cooperation Agreement as between the Dyadic Parties, on the one hand, and TNO, on the other hand, as between and among the Dyadic Parties, all of the provisions of the Cooperation Agreement pertaining to the relative rights and obligations of Dyadic Parent and Dyadic USA to Dyadic NL thereunder, and the relative rights and obligations of Dyadic NL to Dyadic Parent and Dyadic USA thereunder, shall remain in full force and effect as between them, provided nothing whatsoever in this Section 11.2 shall have the effect of conferring upon or imposing on the TNO Parties any rights in or obligations under the Cooperation Agreement.

11.3    Governing Law. This Agreement shall be governed by the laws of Netherlands, without regard to conflicts of laws principles.

11.4    Notices. All notices required or permitted by this Agreement shall be in writing and may be delivered in person or may be sent by personal delivery, facsimile transmission or overnight courier services and addressed as follows:

in case of Dyadic Parent or Dyadic USA, to:	Dyadic International, Inc. 140 Intracoastal Pointe Drive, Suite 404 Jupiter, Florida 33477-5094 Attn: Mark A. Emalfarb, Chief Executive Officer
in the case of TNO, to:	TNO Quality of Life PO Box 360 3700 AJ Zeist, The Netherlands Attn: Dr. Jan Pieter van der Lugt MBA Facsimile:+31 30 694 40 75
in the case of Dyadic NL, to:	Dyadic NL PO Box 360 3700 AJ Zeist, The Netherlands Attn: Mark A. Emalfarb, Chief Executive Officer Facsimile:+31 30 694 40 75
In the case of TNO\BV, to:	TNO Bedrijven BV PO Box 6080 2600 JA Delft, The Netherlands Schoemakerstraat 97 2628 VK Delft, The Netherlands Attn: director Facsimile:+31 15 2627393 or to such other address as shall, from time to time, be supplied in writing by any party to the other. Notices shall be deemed given on the date actually received by the addressee.

11.5    Parties Independent. In making and performing this Agreement, each Party acts and shall act at all times as independent entity and nothing contained in this Agreement shall be construed or implied to create an agency or partnership relationship between them. Except as specifically provided herein, at no time shall any Party make commitments or incur any charges or expenses for or in the name of the other Parties.

11.6    Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

11.7    Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

11.8    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

11.9    Further Assurances. The Parties hereto agree that they will cooperate with each other and will execute and deliver, or cause to be delivered, all such other instruments, and will take all such other actions, as either party hereto may reasonably request from time to time in order to effectuate the provisions and purposes hereof.

11.10  Complete Agreement. Subject to the provisions of Section 11.2 hereof as between and among the Dyadic Parties only, this Agreement contains the entire agreement of the Dyadic Parties and the TNO Parties relating to the subject matter hereof, terminates the Cooperation Agreement and supersedes all prior agreements and understanding between them with respect to such subject matter. The Dyadic Parties and the TNO Parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein. This Agreement, however, shall have no impact on or otherwise affect any other agreement between TNO and the Dyadic Parties pertaining to any other services TNO may be providing to any of the Dyadic Parties unrelated to the Fungal HTRS System.

11.11   Amendments. No change, modification or amendment of any provision of this Agreement shall be valid unless made in writing and signed by the Parties hereto; provided, however, that changes, modifications, or amendments to those provisions of this Agreement that apply only to a single Party need only be signed by that Party.

11.12   Waivers. The waiver by a Party of a breach of any provision of this Agreement by another Party shall not operate or be construed as a waiver of any subsequent breach by that other Party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

DYADIC INTERNATIONAL, INC. By: /s/ Mark A. Emalfarb Name: Mark A. Emalfarb Title: President	DYADIC INTERNATIONAL (USA), INC. By: /s/ Mark A. Emalfarb Name: Mark A. Emalfarb Title: President
DYADIC NEDERLAND, B.V. By: /s/ Mark A. Emalfarb Name: Mark A. Emalfarb Title: President of Dyadic International Inc., acting as sole member of the managing board of Dyadic Nederland, B.V.
Nederlandse Organisatie voor toegepast-natuurwetenschappelijk onderzoek TNO By: /s/ Dr. C.M. Colijn-Hooymans Name: Dr. C.M. Colijn-Hooymans Title: Member Board of Management	Nederlandse Organisatie voor toegepast-natuurwetenschappelijk onderzoek TNO By: /s/ Ir. J.C. Huis in’t Veld Name: Ir. J.C. Huis in’t Veld Title: Chairman Board of Management
TNO BEDRIJVEN B.V. By: /s/ N. Suesan Name: N. Suesan Title: Director